Pint Licensing Agreement	9 Months Ended
Sep. 30, 2018
Pint Licensing Agreement [Abstract]
Pint Licensing Agreement [Text Block]
Note 14. Pint Licensing Agreement

On July 10, 2017, Cytovia entered into an exclusive licensing agreement (the “Licensing Agreement”) with Pint Pharma International S.A. ("Pint"), a specialty pharmaceutical company focused on Latin America and other markets, for the marketing, commercialization and distribution of Ceplene throughout Latin America (the “Territory”, defined as Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Dominican Republic, Ecuador, El Salvador, French Guiana, British Guiana, Suriname, Guatemala, Haiti, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela) through Pint and one or more of its affiliates. Pursuant to the Licensing Agreement, Pint will also pay Cytovia (i) 35% of net sales in the territory (ii) a milestone payment of $0.5 million when net sales of Ceplene in the Territory first reach $10.0 million in any calendar year and (iii) a milestone payment of $1.25 million when net sales of Ceplene in the Territory first reach $25.0 million in any calendar year. Cytovia further granted Pint and its affiliates certain sub-licensing rights to Ceplene, and a right of first refusal on any new products of Cytovia within the Territory during the term of the Licensing Agreement.

With regard to any regulatory approvals and filings related to the commercialization of Ceplene within the Territory, Pint shall be the applicant, holder of such regulatory approvals and will be responsible for the content of such regulatory submissions, as well as all costs and expenses related to, among other items delineated in the Licensing Agreement, the fees, filings, compliance, registration and maintenance of such required regulatory approval matters. Cytovia shall be responsible for providing (or if in the control of a third party, to ensure such third party provides) all appropriate documentation, samples and other information in support of Pint in connection with its regulatory submissions, compliance and maintenance matters in the Territory concerning the Ceplene products.

Additionally, in connection with the Licensing Agreement, the parties thereto agreed that Pint Gmbh, an affiliate of Pint, will separately enter into an investment agreement upon satisfaction of the condition that the commercialization of the Ceplene and the Combination Therapy has been met (defined to mean when Ceplene is commercialized by Pint together with a new product in the Territory, pursuant to which, Pint Gmbh will make to an investment of $4.0 million into Cytovia in exchange for an equity interest in Cytovia. In July 2018, a global pharmaceutical and services company announced that it acquired the ex-United States rights to the drug other than Ceplene comprising the Combination Therapy. Accordingly, the condition for the investment from Pint can no longer be satisfied.

We are currently contemplating the sale, disposition or other strategic transaction involving our Ceplene assets. This process is in its early stages and, therefore, it is too soon to definitively state how the Licensing Agreement will be impacted or addressed, or if a sale or other disposition will be consummated.